June 16, 1998


Miles W. McHugh, Wayne Boston and Richard A. Childs


Dear Sirs:

         Southern Investments UK plc proposes to file or join in the filing of statements under the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission with respect to the following: (1) the filing of this Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1999, and (2) quarterly filings on Form 10-Q for the quarters ended June 30, 1999, September 30, 1999 and December 31, 1999 and Current Reports on Form 8-K during the company's fiscal year 2000.

         Southern Investments UK plc and the undersigned directors and officers of said Company, individually as a director and/or as an officer of the Company, hereby make, constitute and appoint each of you our true and lawful Attorney for each of us and in each of our names, places and steads to sign and cause to be filed with the Securities and Exchange Commission in connection with the foregoing said Annual Report on Form 10-K and any appropriate amendment or amendments thereto and any necessary exhibits, said Quarterly Reports on Form 10-Q and any necessary exhibits.

                                             Yours very truly,

                                             SOUTHERN INVESTMENTS UK PLC


                                             By /s/ Richard J. Pershing
                                                    Chief Executive Officer

                                                    Richard J. Pershing
                                                    Chief Executive Officer

 /s/William P. Bowers                        /s/Richard J. Pershing
--------------------------------              --------------------------------
       William P. Bowers                         Richard J. Pershing


    /s/ Stephen J. Feerrar                        /s/C. Philip Saunders
--------------------------------              --------------------------------
         Mighteager Limited                         C. Philip Saunders
       By: Stephen J. Feerrar
              Director


     /s/D. Charl Oosthuizen                       /s/Robert A. Symons
--------------------------------              --------------------------------
        D. Charl Oosthuizen                          Robert A. Symons

                        UNANIMOUS WRITTEN CONSENT OF THE
                              BOARD OF DIRECTORS OF
                           SOUTHERN INVESTMENTS UK plc
                     TO THE ADOPTION OF CERTAIN ACTIONS AND
                         RESOLUTIONS IN LIEU OF MEETING


         The undersigned, being all of the members of the Board of Directors of Southern Investments UK plc (the "Company"), do hereby approve and adopt as of June 16, 1999, the following action and resolution:

         Power of Attorney to Execute Documents Filed with the Securities and Exchange Commission.

         RESOLVED, That for the purpose of signing reports under the Securities Exchange Act of 1934 to be filed with the Securities and Exchange Commission with respect to (1) the filing of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1999, and (2) quarterly filings on Form 10-Q for the quarters ended June 30, 1999, September 30, 1999 and December 31, 1999 and Current Reports on Form 8-K during the Company's fiscal year 2000; and of remedying any deficiencies with respect thereto by appropriate amendment or amendments, this Company, the members of its Board of directors, and its officers are authorized to give their several powers of attorney to Miles W. McHugh, Wayne Boston and Richard A. Childs.

     /s/Stephen J. Feerrar                    /s/Richard J. Pershing
--------------------------------           --------------------------------
       Accentacross Limited                    Richard J. Pershing
     By: Stephen J. Feerrar
         Director


        /s/William P. Bower                  /s/C. Philip Saunders
--------------------------------           --------------------------------
       William P. Bowers                       C. Philip Saunders


     /s/Stephen J. Feerrar                    /s/Robert A. Symons
--------------------------------           --------------------------------
       Mighteager Limited                       Robert A. Symons
   By: Stephen J. Feerrar
       Director


   /s/D. Charl Oosthuizen
--------------------------------
      D. Charl Oosthuizen